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                            Joint Filer Information
                            -----------------------


Name:     General Electric Capital Corporation

Address:     260 Long Ridge Road
             Stamford, Connecticut 06927

Designated Filer:     GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:     ThermoView Industries, Inc. (Symbol:  THV)

Date of Event Requiring Statement:     June 30, 2003

Ownership Form:     I


Signature:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Peter J. Muniz
    -------------------------------------------
    Name: Peter J. Muniz
    Title: Department Operations Manager



GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company.

                             Joint Filer Information
                             -----------------------


Name:     General Electric Capital Services, Inc.

Address:     260 Long Ridge Road
             Stamford, Connecticut 06927

Designated Filer:     GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:     ThermoView Industries, Inc. (Symbol:  THV)

Date of Event Requiring Statement:     June 30, 2003

Ownership Form:     I


Signature:

GENERAL ELECTRIC CAPITAL SERVICES, INC.

By: /s/ Peter J. Muniz                  *
    -------------------------------------
    Name: Peter J. Muniz
    Title: Attorney-in-Fact



GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company.


* Powers of Attorney, dated as of March 13, 2002, by General Electric Capital Services, Inc. and March 12, 2002 by General Electric Company, respectively, are hereby incorporated by reference to Form 4 for Steel Dynamics Inc. filed June 10, 2002 by General Electric Capital Corporation.

                             Joint Filer Information
                             -----------------------


Name:     General Electric Company

Address:     3135 Easton Turnpike
             Fairfield, Connecticut 06431

Designated Filer:     GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:     ThermoView Industries, Inc. (Symbol:  THV)

Date of Event Requiring Statement:     June 30,2003

Ownership Form:     I


Signature:

GENERAL ELECTRIC COMPANY

By: /s/ Peter J. Muniz                  *
    -------------------------------------
    Name: Peter J. Muniz
    Title: Attorney-in-Fact



GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company.


* Powers of Attorney, dated as of March 13, 2002, by General Electric Capital Services, Inc. and March 12, 2002 by General Electric Company, respectively, are hereby incorporated by reference to Form 4 for Steel Dynamics Inc. filed June 10, 2002 by General Electric Capital Corporation.








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